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                                                                    Exhibit 10.1

                          Dated as of January 31, 2001

Dear Mr. Fernando J. Espuelas:

            Reference is made to the letter agreement dated as of December 28, 2000 (the "Existing Agreement"), between you and StarMedia Network, Inc. (sometimes referred to herein as the "Company", "we", "us" or "our"), with respect to a $1,000,000 line of credit. We have agreed to amend the Existing Agreement in various respects, including, but not limited to, increasing the line of credit as described below. Therefore, the Existing Agreement shall, as of the date hereof, be amended and restated in its entirety and superseded by this letter. Accordingly, we are pleased to confirm that, subject to the terms and conditions set forth below, we are granting to you a line of credit (the "Line of Credit") for the making of loans, the proceeds of which shall be used for a purpose other than the purpose, whether immediate, incidental, or ultimate, of buying or carrying "margin stock", as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System in a maximum aggregate principal amount not to exceed $4,000,000, which amount does not exceed the Market Value (as hereinafter defined) as of the date hereof of the shares of common stock of the Company pledged as collateral under section 4 of this letter, such Line of Credit to be available until the third anniversary of the date of this letter, unless sooner terminated pursuant to section 6 or section 10 of this letter.

            1. Borrowings. You may make a borrowing from time to time under the Line of Credit by delivering a signed written request for payment in the form of Exhibit A hereto to us at 75 Varick Street, New York, New York 10013, Attention:
Justin Macedonia, or to such

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other address or other person as we may hereafter specify to you in writing, together with the Form G-3 specified in such Exhibit. The date requested for disbursement of a borrowing must be a business day (a "business day" is a day on which we are open for business and that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed). If your request for payment is received by us at least two business days before the requested disbursement date, we will pay the amount of the borrowing on that disbursement date; otherwise, we will make payment as soon as reasonably practicable after receipt of your request for payment.

            Each request for payment must be in a minimum amount of $5,000 and in whole multiples of $1,000 if above $5,000.

            You acknowledge and agree that all outstanding borrowings previously made by us to you under the Existing Agreement or otherwise will, as of the date hereof, be subject to and covered by this letter and be deemed to constitute borrowings under the Line of Credit.

            2. Interest Rate. You agree to pay interest at the rate of six and three-quarters (6-3/4%) percent per annum on any amount borrowed under the Line of Credit from the date borrowed until the date repaid in full. Interest will be calculated on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days elapsed in the applicable period of the calculation.

            3. Payments and Prepayments.

                  (a) Payments. Subject to sections 8, 9 and 10 of this letter, if not sooner repaid, or required to be repaid under section 6 of this letter, you will pay the principal

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amount of all borrowings, together with all accrued and unpaid interest, on the third anniversary of the date of this letter.

            All payments of principal, interest and any other amounts payable by you under this letter will be made to us at our office at 75 Varick Street, New York, New York 10013 or at such other place as we direct you. If any date of payment is not a business day, payment shall be made on the next succeeding business day.

                  (b) Optional Prepayments. You may prepay any amounts borrowed in whole or in part in amounts of at least $1,000 (or, if less, the aggregate principal amount of all borrowings then outstanding) at any time without premium or penalty. We are authorized to record the date and amount each payment or prepayment of principal with respect to a loan (as well as the amount of each borrowing thereof) in our internal records and/or on the schedule attached hereto as Exhibit B, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that any failure by us to make any such notation shall not affect your obligation with respect to the borrowings hereunder. Amounts so prepaid may be reborrowed so long as the aggregate principal amount of borrowings outstanding at any one time does not exceed the maximum amount set forth in the first paragraph of this letter.

            4. Security Interest. In order to secure the principal amount of and all interest owed with respect to any and all borrowings under the Line of Credit and all other amounts owed to us under this letter, you hereby grant to us a security interest in 1,000,000 of the shares of common stock of the Company owned by you, together with any certificates representing or evidencing those shares, and all cash, interest, dividends, rights, investment property, distributions, general intangibles and other property at any time and from time to time

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received, receivable or otherwise distributed in respect of or in exchange for any or all of those shares, including, but not limited to, any additional shares, securities or equity interests obtained by virtue of any reclassification of or stock dividends on or "splits" of those shares or in connection with any merger, consolidation, reorganization or recapitalization of the Company, and all other proceeds of those shares and the other property previously mentioned. You will from time to time take all actions requested by us which are reasonably necessary in order to create, maintain and perfect our valid, first priority security interest in any and all of the collateral then subject to our security interest under this letter (the "Collateral") including, without limitation, obtaining, executing, delivering and/or filing financing statements, control agreements, security agreements and other notices, instruments or documents of any kind, and amendments and renewals thereto, and delivering to us the certificates representing or evidencing any shares, together with stock powers with respect thereto duly executed by you in blank or as we may otherwise request. You authorize us to execute and file at any time such financing statements (including, but not limited to, a financing statement in lieu of a continuation statement pursuant to the Uniform Commercial Code as in effect from time to time) without your signature and, if upon request you fail to do so, to execute such control agreements, security agreements or other notices, instruments or documents on your behalf. You will not sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral nor will you create, incur or permit to exist any lien or encumbrance of any nature with respect to any of the Collateral, any interest therein or any proceeds thereof (except for the lien created by this letter) without, in each case, the prior written consent of the Company. Within one business day after the repayment in full of all outstanding borrowings and any other amounts due

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hereunder and the termination of the Line of Credit, we will release and return to you any Collateral then in our possession.

            5. Miscellaneous.

                  (a) Amendments. No amendment of any provision of this letter shall be effective unless in writing and signed by both of us.

                  (b) Costs and Expenses. You agree to pay all of our reasonable expenses (including, but not limited to, reasonable legal fees and disbursements) of every kind in connection with the enforcement of our rights with respect to the Line of Credit.

                  (c) Continuing Obligation. This letter shall be your continuing obligation, shall survive the termination of the Line of Credit and shall be binding on you, your legal representatives, executors, administrators, heirs and successors. You may not sell, assign or otherwise transfer all or any part of this letter or any rights or obligations hereunder without our prior written consent, and any attempted sale, assignment or transfer in violation hereof shall be void.

                  (d) Submission to Courts. You consent to the jurisdiction of the courts in the State of New York for all purposes in connection with this letter.

                  (e) Law. This letter is governed by New York law.

            6. Termination. If a termination of your employment occurs for any reason or if any one or more of the following events occur, we have the right, at our option, to immediately terminate the Line of Credit upon written notice to you and will then have no obligation to permit any additional borrowings under this letter and, thirty (30) days after any one or more of the following events occur, the entire unpaid principal amount of any borrowings, together with all accrued and unpaid interest (subject to, with respect to the event described in

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paragraph (b) of this section 6, reduction as provided therein) and any other amounts owed under this letter shall become due and payable without any notice, presentment, protest or demand by us (all of which you agree are waived):

                  (a) You make an assignment for the benefit of your creditors, or you file a petition in bankruptcy, or you are adjudicated insolvent or bankrupt, or an order for relief is entered for you as a debtor under the federal Bankruptcy Code, or you petition or apply to any court or other authority for the appointment of a receiver or trustee for all or any substantial part of your property or assets; or there is commenced against you any such proceeding which remains undismissed at the end of such thirty (30) days; or you, by an act or failure to act on your part, indicate your consent, approval or acquiescence in any such proceeding or the appointment of any receiver or trustee for all or substantially all of your property or assets and such receiver or trustee is not discharged at the end of such thirty (30) days; or

                  (b) You die; provided, however, that in such event, $1,000,000 in aggregate principal amount of borrowings then outstanding (or such lesser amount as may then be outstanding), together with accrued but unpaid interest on such amount, will be forgiven and released.

            The Line of Credit will also terminate as provided in section 10(c)(ii) of this letter and, on the Put Closing Date or Call Closing Date (as such terms are hereinafter defined), as the case may be, the entire unpaid principal amount of any outstanding borrowings, together with all accrued and unpaid interest and any other amounts owed under this letter, shall become due and payable without any notice, presentment, protest or demand by us (all of which you agree are waived).


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            7. Remedies. If you do not pay any amounts when they are due under the terms of this letter, we can take any action that is permitted by law with respect to the Collateral. This may include obtaining the possession of and selling or otherwise disposing of any or all of the Collateral.

            8. Limited Recourse. Notwithstanding of any other provision of this letter or the Employment Agreement, dated as of December 28, 2000, between us and you (as it may be amended, restated, supplemented or otherwise modified from time to time, the "Employment Agreement") to the contrary, your obligation to pay the principal amount of and any interest on any borrowings under the Line of Credit, and any other amounts owing hereunder, are enforceable by us solely against the Collateral, and you will not be personally liable for payment of such principal, interest or other amounts nor will any of such principal, interest or other amounts be permitted to be set off against any amounts that may be due to you under the Employment Agreement.

            9. Additional Loan Forgiveness. $1,000,000 in aggregate principal amount of any borrowings then outstanding under the Line of Credit (or such lesser amount as may then be outstanding), together with accrued but unpaid interest on such amount, will be forgiven and released upon the date of the first to occur of (a) a Change of Control (as such term is defined in section 10(e) of this letter), provided that you are employed by us on that date, (b) the termination of your employment by us other than pursuant to Section 6.3 of the Employment Agreement or (c) the termination of your employment with us by you for Good Reason (as such term is defined in Section 6.5(c) of the Employment Agreement. Amounts due under the Line of Credit will also be forgiven and released as provided in section 10(c)(ii) of this letter.


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            10. Put and Call.

                  (a) In the event of the occurrence of a Change of Control (as hereinafter defined) (such event being hereinafter referred to as a "Change in Control Event"), you may, by written notice to us given not more than 60 days following the Change in Control Event (the "Put Notice"), require us to purchase 1,000,000 shares of common stock of the Company then owned by you (subject to adjustment pursuant to section 10(f) of this letter). (The shares of common stock of the Company or other securities or property subject to the Put Notice are referred to as the "Put Shares".) Any such purchase and sale shall be effected on the date which is the 90th day following the Change in Control Event or, if not a business day, the next following business day (the "Put Closing Date"). The per Put Share price shall be equal to the Fair Market Value (as hereinafter defined) of a Put Share as of the date of the Change in Control Event, subject to the provisions of section 11 of this letter (such applicable per Put Share price is hereinafter referred to as the "Put Purchase Price"). Your rights pursuant to this section 10(a) are referred to hereinafter as the "Put".

                  (b) If on May 31, 2002 (the "Call Notice Date"), any amounts borrowed under the Line of Credit or any interest thereon remain outstanding, we may, by written notice to you given at least 120 days prior to the Call Notice Date (the "Call Notice"), require you to sell to us a sufficient number of shares of common stock of the Company, up to 1,000,000 shares (subject to adjustment pursuant to section 10(f) of this letter), to pay off such outstanding amounts. (The shares of common stock of the Company or other securities or property subject to the Call Notice are referred to as the "Call Shares".) Any such purchase and sale shall be effected on the Call Notice Date or, if not a business day, the next following business day (the "Call Closing Date"), and at a per Call Share price (the "Call Purchase Price")

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equal to the greater of (i) $6.00 per Call Share (the "Floor Price") and (ii)
the Fair Market Value of a Call Share as of the date of the delivery of the Call Notice. Our rights under this section 10(b) are exercisable regardless of whether we at any time have a valid, binding security interest in any shares of common stock of the Company or other securities or property or whether you own any such shares at the time of our exercise of these rights or on the Call Closing Date. Our rights pursuant to this section 10(b) are hereinafter referred to as the "Call".

                  (c) If a Put Notice or Call Notice is delivered, and we have not agreed to a mutual rescission of the Put Notice or Call Notice, as the case may be, then the closing of the purchase (the "Put/Call Closing") shall proceed as follows:

                        (i) The Put/Call Closing shall be held either at our
            principal office on the Put Closing Date or Call Closing Date, as the case may be, or at such other place or on such other date as we and you may agree.

                        (ii) At the Put/Call Closing, we shall purchase the
            Put Shares or the Call Shares, as applicable (the "Shares") for the Put Purchase Price or the Call Purchase Price, as the case may be. The Put Purchase Price or the Call Purchase Price, as the case may be, shall be applied first to pay off any amounts remaining due under the Line of Credit with any remaining amount of the Put Purchase Price or Call Purchase Price, as the case may be, delivered in cash to you (at which time the Line of Credit will terminate). If the Put Purchase Price is not sufficient to repay the Line of Credit in full, the Put Purchase Price will nevertheless be accepted as payment in full of all amounts then due under the Line of Credit and all remaining amounts due shall be deemed forgiven and released. You shall deliver the certificates evidencing the Shares to be purchased by us, duly endorsed to us, together with all such other documents and

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            instruments as are reasonably necessary to transfer good title to such Shares, free and clear of all liens, other than those created by us.

                        (iii) Our obligation and your obligation to proceed with
            the Put/Call Closing shall be conditioned upon, and the scheduled Put Closing Date or Call Closing Date, as the case may be, shall be extended to 10 days following the last to occur of, the receipt of all material governmental and regulatory consents, approvals or waivers, if any, that may be required and the lapse of all waiting or blackout periods that may apply in connection with the purchase and sale of the Shares; provided, however, that we shall not be obligated to purchase and you shall not be obligated to sell any Shares to the extent that proceeding with such transaction would violate any law, rule or regulation applicable to us, you, or any of our or your respective affiliates or respective businesses or assets, or subject any of the foregoing to any injunction or other equitable remedy of any court or governmental entity, and any Put/Call Closing Date shall be delayed for no more than 180 days if delaying the transaction would permit both us and you to proceed with the transaction without any such violation, injunction or other equitable remedy. We and you shall each use all reasonable efforts in cooperation with each other promptly to eliminate all legal impediments to effecting, and make all filings, give all notices and secure all consents, approvals and waivers that may be required in connection with, the purchase and sale of the Shares.

                  (d) The Put and the Call may each be exercised only once.

                  (e) For purposes of this letter, "Change of Control" shall mean:

                        (i) the acquisition by any individual, entity or group
            (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as

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            amended (the "Exchange Act")) (a "Person") of beneficial ownership
            (within the meaning of Rule 13d-3 promulgated under the Exchange
            Act) of greater than 50% of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), or the making of any agreement with the Company to effect the foregoing; provided, however, that for purposes of this subsection
            (i), the acquisition of any securities of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company shall not constitute a Change of Control; or

                        (ii) individuals who, as of December 28, 2000,
            constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company (the "Board"); or

                        (iii) the Company enters into an agreement with respect to a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business


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            Combination (including, without limitation, a corporation which as a result of such transaction owns all of the common stock of the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no person, company or other entity (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed in the Company prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                        (iv) approval by the shareholders of the Company of a
            complete liquidation or dissolution of the Company.

                  (f) The number of Shares subject to the Put and Call (and any shares of stock or other securities or property subject to the Put and the Call as a result of an adjustment under this section 10(f)) and the Floor Price are subject to adjustment as follows:

                        (i) The Floor Price shall be proportionally decreased
            and the number of Shares subject to the Put or Call (or any shares of stock or other securities at

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            the time subject to the Put or Call) shall be proportionally increased to reflect any stock split or subdivision of the Shares. The Floor Price shall be proportionally increased and the number of Shares subject to the Put or Call (or any shares of stock or other securities a the time subject to the Put or Call) shall be proportionally decreased to reflect any combination of the Shares.

                        (ii) In case the Company shall make or issue, or shall
            fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Shares (or any shares of stock or other securities at the time subject to the Put or Call) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, if the Put or Call is exercised at any time after the consummation, effective date or record date of such dividend or other distribution, you (in the case of your exercise of the Put) shall require us to buy and we (in the case of our exercise of the Call) shall be entitled to require you to sell, in addition to the Shares (or such other stock, securities or property) subject to the Put or Call prior to such date, and without the payment of additional consideration therefore, the securities or such other assets of the Company to which you (in the case of the exercise of the Put) or we (in the case of the exercise of the Call) would have been entitled upon such date if you had exercised the Put or we had exercised the Call on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock and property during such period giving effect to all adjustments called for by this section 10(f).

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                        (iii) If the Company, by reclassification of securities
            or otherwise, shall change any of the securities as to which purchase or sale rights pursuant to the Put or Call exist into the same or a different number of securities of any other class or classes, the Put and the Call shall thereafter represent the right to sell or acquire such number and kind of securities as would have been subject to the Put or Call as the result of such change with respect to the securities that were subject to the Put or Call immediately prior to such reclassification or other change and the Floor Price shall be appropriately adjusted, all subject to further adjustment as provided in this section 10(f).

                        (iv) In case of any capital reorganization of the
            capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that you shall thereafter be entitled to sell (in the case of the Put) and we shall be entitled to buy (in the case of the Call), during the period specified herein and upon payment of the Put Purchase Price or Call Purchase Price, as applicable, then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that you would have been entitled to sell (in the case of the Put) and we would have been entitled to purchase (in the case of the Call) if the Put or Call had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this section 10(f). The foregoing provisions of this section 10(f)(iv) shall similarly apply to

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            successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time subject to the Put or Call. If the per-share consideration payable for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Board. In all events, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions of the Put and Call with respect to the rights and interests of you and us after the transaction, to the end that the provisions of the Put and Call shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of the Put or Call.

                        (v) In case all or any portion of the authorized and
            outstanding shares of common stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Certificate of Incorporation or otherwise, or the common stock otherwise ceases to exist, then, in such case, you (upon exercise of the Put) and we (upon exercise of the Call), at any time after the date on which the common stock is so redeemed or converted, reclassified or ceases to exist (the "Termination Date"), shall be entitled to sell (in the case of the Put) or purchase (in the case of the Call), in lieu of the number of shares of common stock that would have been subject to the Put or Call immediately prior to the Termination Date, the securities or property that would have been received if the Put or Call had been exercised in full and the common stock to be sold or purchased thereupon had been simultaneously redeemed, converted or reclassified, as the case may be immediately prior to the Termination Date, all subject to further adjustment as provided in this section 10(f). Additionally, the Floor

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            Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Floor Price of the maximum number of shares of common stock for which the Call was exercisable immediately prior to the Termination Date by (y) the number of shares of common stock of the Company for which the Call is exercisable immediately after the Termination Date, all subject to further adjustment as provided in this section 10(f).

            11. Determination of Fair Market Value.

                  (a) In the event of a Change in Control Event that either (i) is a Business Combination, as defined in clause (iii) of Section 10(e) of this letter, or (ii) results from an acquisition of shares in the market pursuant to a tender offer, the "Fair Market Value" of the Shares (including any shares of stock or other securities or property subject to the Put or the Call as a result of an adjustment under section 10(f) of this letter) shall equal the value of the consideration received or to be received in connection therewith per Share, determined as of the date of the Change in Control Event. To the extent that any of such consideration consists of securities or property other than cash ("non-cash consideration"), the value of such non-cash consideration shall be deemed to be its Market Value (as hereinafter defined).

                  (b) In the event of any Change in Control Events other than those referred to in Section 11(a), and for the calculation of the Call Purchase Price, the "Fair Market Value" of the Shares (including any shares of stock or other securities or property subject to the Put or the Call as a result of an adjustment under section 10(f) of this letter) shall equal the average of the Market Values thereof for the five market trading days immediately preceding the date of the Change in Control Event or the date of the delivery of the Call Notice, as the case may be.


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                  (c) The term "Market Value", with respect to any security or other property as of any date, shall mean:

                        (i) if such security or other property is listed on
            any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, the closing sales price therefor (or the closing bid price, if no sales were reported) on the market trading day immediately preceding such date, as quoted on such exchange or system, as reported in the Eastern Edition of The Wall Street Journal; or,

                        (ii) if the security or other property is regularly
            quoted by a recognized securities dealer but selling prices are not reported, the mean between the high bid and low asked prices therefor on the market trading day immediately preceding such date; or

                        (iii) if there is no established market for such
            security or other property, the value as determined by the Board in good faith based on the then most recently completed arms' length transaction between the issuer or owner of the other property, as the case may be, and a person or entity other than an affiliate of the issuer or such owner (if such information is available to the Board) and such other factors as the Board may determine.

            12. Prior Agreements Superseded. This letter shall completely and fully supersede all prior undertakings or agreements, both written and oral, between you and us relating to the Line of Credit, any borrowings thereunder or any forgiveness provisions relating thereto, including those entered into in anticipation of this letter. To the extent of any conflict

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between this letter on the one hand and the Employment Agreement or any other related document on the other hand, this letter shall control as between you and us.

            13. JURY TRIAL WAIVER. BOTH WE AND YOU WAIVE TRIAL BY JURY IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF OR RELATED TO THIS LETTER.

            If the foregoing is acceptable to you, please sign and return to us the enclosed copy of this letter.

                             Very truly yours,


                             StarMedia Network, Inc.

                             By  /s/ Justin K. Macedonia
                                --------------------------------------------
                                Name:  Justin K. Macedonia
                                Title: Senior Vice President and General Counsel


AGREED TO AND ACCEPTED AS OF THE DATE WRITTEN ABOVE:

/s/ Fernando J. Espuelas
----------------------------------------------------
Fernando J. Espuelas

                                                                       EXHIBIT A

Star Media Network, Inc.
75 Varick Street
New York, NY 10013
Attention:  Justin Macedonia

            Re:  Request for Borrowing

Gentlemen:


            Pursuant to the letter agreement between StarMedia Network, Inc. and the undersigned dated as of January 31, 2001 (the "Letter Agreement"), I hereby request an advance of a loan in the amount of $____________(1) under the Line of Credit (as defined in the Letter Agreement), to be disbursed on _______________ (which is a "business day", as defined in the Letter Agreement) as follows:_______________________________________________________________________
________________________________(2) I understand that proceeds of the loan are to be used only for the purposes specified in the first paragraph of the Letter Agreement. To that end, I have completed the relevant sections of Federal Reserve Board Form G-3 and have attached such Form G-3 to this request for borrowing.


                            ----------------------------------------------------
                            Fernando J. Espuelas


                            ---------------------
                            Date:


--------
(1) Must be in a minimum amount of $5,000 and whole multiples of $1,000 above that amount.
(2) Insert payment/wire instructions.

                                                                       EXHIBIT B


                          SCHEDULE TO LETTER AGREEMENT
                          DATED AS OF JANUARY 31, 2001
            BETWEEN FERNANDO J. ESPUELAS AND STARMEDIA NETWORK, INC.


                                                         Unpaid
                       Amount           Amount of       Principal       Notation
    Date              of Loan        Principal Paid      Balance        made by
    ----              -------        --------------     ---------       --------

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